                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/Clayton K. Yeutter

Clayton K. Yeutter

Witness: /s/Kathleen Ives
         ----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and  lawful  attorney-in-fact  and  agent,  with full  power of  substitution  -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,
Oppenheimer Balanced Fund,  Oppenheimer  California Municipal Fund,  Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital  Preservation Fund,  Oppenheimer
Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth
Fund,  Oppenheimer  Emerging  Technologies  Fund,  Oppenheimer  Enterprise Fund,
Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold
& Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer  International
Growth Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money
Market  Fund,  Inc.,   Oppenheimer   Multi-Sector   Income  Trust,   Oppenheimer
Multi-State Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund,
Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer  Rochester  National
Municipal  Fund),  Oppenheimer  Series  Fund,  Inc.  (on  behalf of  Oppenheimer
Disciplined  Allocation  Fund and Oppenheimer  Value Fund) and Oppenheimer  U.S.
Government  Trust,  to sign on my  behalf  any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in  connection  therewith,  with the U.S.  Securities  and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Donald W. Spiro

Donald W. Spiro

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Robert G. Galli

Robert G. Galli

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Phillip A. Griffiths

Phillip A. Griffiths

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Joel W. Motley

Joel W. Motley

Witness: /s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Kenneth A. Randall

Kenneth A. Randall

Witness: /s/ Kathleen Ives
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Edward V. Regan

Edward V. Regan

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution, for me and in my capacity as a Trustee/Director of - Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/Russell S. Reynolds, Jr

Russell S. Reynolds, Jr

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity  as  President,  Principal  Executive
Officer &  Trustee/Director of Oppenheimer AMT-Free Municipals,  Oppenheimer
AMT-Free New York Municipals,  Oppenheimer Balanced Fund, Oppenheimer California
Municipal Fund,  Oppenheimer  Capital  Appreciation  Fund,  Oppenheimer  Capital
Preservation Fund,  Oppenheimer  Developing Markets Fund,  Oppenheimer Discovery
Fund,  Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund,
Oppenheimer   Enterprise  Fund,  Oppenheimer  Global  Fund,  Oppenheimer  Global
Opportunities  Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
Growth Fund, Oppenheimer  International Growth Fund,  Oppenheimer  International
Small  Company  Fund,   Oppenheimer   Money  Market  Fund,   Inc.,   Oppenheimer
Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust (on behalf of
Oppenheimer New Jersey Municipal Fund,  Oppenheimer  Pennsylvania Municipal Fund
and Oppenheimer  Rochester  National  Municipal Fund),  Oppenheimer Series Fund,
Inc. (on behalf of Oppenheimer Disciplined Allocation Fund and Oppenheimer Value
Fund) and Oppenheimer  U.S.  Government  Trust, to sign on my behalf any and all
Registration Statements (including any post-effective amendments to Registration
Statements) under the Securities Act of 1933, the Investment Company Act of 1940
and any  amendments  and  supplements  thereto,  and proxy  statements  or other documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ John V. Murphy

John V. Murphy

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Treasurer,  Principal, Financial and Accounting Officer of Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free
New York Municipals, Oppenheimer Balanced Fund, Oppenheimer California Municipal
Fund,  Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation
Fund,   Oppenheimer   Developing  Markets  Fund,   Oppenheimer  Discovery  Fund,
Oppenheimer  Emerging  Growth  Fund,  Oppenheimer  Emerging  Technologies  Fund,
Oppenheimer   Enterprise  Fund,  Oppenheimer  Global  Fund,  Oppenheimer  Global
Opportunities  Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
Growth Fund, Oppenheimer  International Growth Fund,  Oppenheimer  International
Small  Company  Fund,   Oppenheimer   Money  Market  Fund,   Inc.,   Oppenheimer
Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust (on behalf of
Oppenheimer New Jersey Municipal Fund,  Oppenheimer  Pennsylvania Municipal Fund
and Oppenheimer  Rochester  National  Municipal Fund),  Oppenheimer Series Fund,
Inc. (on behalf of Oppenheimer Disciplined Allocation Fund and Oppenheimer Value
Fund) and Oppenheimer  U.S.  Government  Trust, to sign on my behalf any and all
Registration Statements (including any post-effective amendments to Registration
Statements) under the Securities Act of 1933, the Investment Company Act of 1940
and any  amendments  and  supplements  thereto,  and proxy  statements  or other documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

/s/ Brian W. Wixted

Brian W. Wixted

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary